Supplement dated June 7, 2013 to the

Statements of Additional Information

Lord Abbett developing growth fund

Lord Abbett securities trust

Lord Abbett Alpha Strategy Fund

Lord Abbett Fundamental Equity Fund

Lord Abbett Growth Leaders Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Dividend Income Fund

Lord Abbett International Opportunities Fund

Lord Abbett Micro Cap Growth Fund

Lord Abbett Micro Cap Value Fund

Lord Abbett Value Opportunities Fund

The following sentence in the section titled “Investment Policies – Futures Contracts and Options on Futures Contracts” of the above-referenced Funds’ statements of additional information is deleted in its entirety:

Each Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a Commodity Futures Trading Commission-regulated exchange for non-bona fide hedging purposes if the aggregate initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Please retain this document for your future reference.